Exhibit 10.4

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE	OF
		1	3

2. AMENDMENT/MODIFICATION NO. 044	3. EFFECTIVE DATE 01/31/2016	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
6. ISSUED BY CODE	5ASNET	7. ADMINISTERED BY (IF OTHER THAN ITEM 6)	CODE	5ASNET
ALAINA EARL Air Transportation CMC United States Postal Service 475 L’Enfant Plaza SW Room 1P 650 Washington DC 20260-0650 (202) 268-6580		Air Transportation CMC Air Transportation CMC United States Postal Service 475 L’Enfant Plaza SW, Room 1P650 Washington DC 20260-0650

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State, and Zip Code)		(x)	9A. AMENDMENT OF SOLICITATION NO.
FEDERAL EXPRESS CORPORATION
3610 HACKS CROSS ROAD MEMPHIS TN 38125-8800			9B. DATED (SEE ITEM 11)
		x	10A. MODIFICATION OF CONTRACT/ORDER NO. ACN-13-FX
10B. DATED (SEE ITEM 13)
SUPPLIER CODE: 000389122	FACILITY CODE		04/23/2013
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐	☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing items 8 and 15, and returning                  copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment number. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required.) See Schedule	Net Increase: [*]

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(x)	A. THIS CHANGE BY CLAUSE IS ISSUED PURSUANT TO: (Specify clause) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☐
☐	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14.
☐	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO THE AUTHORITY OF: THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☒

D. OTHER (such as no cost change/cancellation, termination, etc.) (Specify type of modification and authority): THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

By Mutual Agreement of the Contracting Parties

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The purpose of this modification is to incorporate the relocation of the Grand Forks, North Dakota (GFK) Service Point to Fargo, North Dakota (FAR). Effective January 31, 2016, both parties mutually agree to the following conditions:

1. The aviation supplier will transfer its operations from GFK to FAR. The commencement date for such operations (the “Commencement of Operations Date”) will be based on the actual date the aviation supplier begins operations at FAR. The aviation supplier will notify the Postal Service thirty (30) days in advance of the Commencement of Operations Date.

2. In consideration of the aviation supplier moving its operations from GFK to FAR, the

Continued...

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) James A. Davis, Vice President		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Brian Mckain
15B. CONTRACTOR/OFFEROR /s/ JAMES A. DAVIS (Signature of person authorized to sign)	15C. DATE SIGNED 1-29-2016	16B. CONTRACT AUTHORITY /s/ BRIAN MCKAIN (Signature of Contracting Officer)	16C. DATE SIGNED 1/29/16

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

CONTINUATION SHEET			REQUISITION NO.	Page 2	Of 3
CONTRACT/ORDER NO. ACN-13-FX/044	AWARD/ EFFECTIVE DATE 01/31/2016	MASTER/AGENCY CONTRACT NO	SOLICITATION NO.	SOLICITATION ISSUE DATE

ITEM NO	SCHEDULE OF SUPPLIES / SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

Postal Service will pay to the aviation supplier [*] payable in [*] monthly installments of [*] each beginning [*] and ending [*]. In the unlikely event that weather conditions delay the Commencement of Operations Date beyond October 31, 2016, the final [*] payment will be made on the new Commencement of Operations Date.

3. If the aviation supplier is able to negotiate with the GFK Airport Authority to terminate the aviation supplier’s lease for a fee, then the total amount owed under paragraph 4 below will be reduced in an amount equal to the settlement reduction. Any such negotiated termination fee must be approved by the Postal Service in advance. If the aviation supplier is not able to terminate its lease and uses for its own benefit or subleases any portion of the GFK leased space, the aviation supplier will promptly disclose such to the Postal Service and the parties will in good faith negotiate an appropriate reduction in the monthly fee set out in paragraph 4 below.

4. In further consideration of the aviation supplier agreeing to move its operations from GFK to FAR, beginning on the Commencement of Operations Date and continuing through March 31, 2023, the Postal Service will pay to the aviation supplier a monthly fee of [*], subject to the reductions described above. If the term of contract ACN-13-FX is not extended beyond the current expiration date of September 30, 2020, upon the termination of ACN-13-FX the Postal Service will pay the aviation supplier a lump sum amount equal to [*] multiplied by the number of months remaining between September 30, 2020 and March 31, 2023.

5. Effective on the date the aviation supplier begins operations at FAR, all references in the contract to the GFK Service Point shall be deleted and replaced with “FAR” and all references to Grand Forks, ND will be replaced with Fargo, ND.

6. As of the Commencement of Operations, all

Continued…

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

CONTINUATION SHEET			REQUISITION NO.	PAGE 3	OF 3
CONTRACT/ORDER NO. ACN-13-FX/044	AWARD/ EFFECTIVE DATE 01/31/2016	MASTER/AGENCY CONTRACT NO.	SOLICITATION NO.	SOLICITATION ISSUE DATE

ITEM NO	SCHEDULE OF SUPPLIES / SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

obligations on the part of the aviation supplier to provide services to the Postal Service under the Contract at the GFK Service Point shall cease.

Sub Rept Req’d: Y Carrier Code: FX Route Termini

S: Various Route Termini End: Various Payment

Terms: SEE CONTRACT

Delivery: 01/31/2016

Discount Terms:

See Schedule

Accounting Info:

BFN: 670167

FOB: Destination

Period of Performance: 12/01/2014 to 09/30/2020

Add Item 8 as follows:

8	Grand Forks, ND (GFK) – Fargo, ND (FAR)
	Relocation Expenses Account Number: 53703				[*]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.